July 20, 2007
Investor Update

Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.
 In particular, the Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include risks and uncertainties, including, but not limited to, restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the
Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory and to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2006.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

With 19 locations in 10
countries, ICO produces
custom polymer powders and
remains an industry leader in
size reduction, compounding
and other tolling services for
plastic and non-plastic
materials. ICO's Bayshore
Industrial subsidiary produces
specialty compounds,
concentrates and additives
primarily for the plastic film
industry.

About the Company

Additive
producer:
CIBA, Teknor
Oil & Gas
Exploration
and
Production
Ethane,
Propane,
Naphtha
Polymer
Producers:
PE, PP, PS,
PVC
End Product
Converters:  tank
producers,
film manufacturers,
toy makers,
molders
Ethylene,
Propylene,
Styrene,
Vinyl
Chloride

Refinery
Processes
ASSETS UTILIZED
Processors:
ICO Polymers/
Bayshore
Industrial
Drilling rigs,
production
equipment, etc.

Additives

Polymerization
Reactors
Compounding/
grinding
Injection molding,
blow molding,
rotational molding

Monomer
Production

Post
Reactor
Processing

ICO’s “Fit” in the Value Chain

Compounds, including Concentrates
Produced by Bayshore Industrial

Products & Services
Custom Powders for Rotational molding
  ■ Proprietary ICORENE® and COTENE® product lines
     sold across the globe
  ■ Business built on value-adds, such as:
-  Grades tailored to client, driven by application
-  R&D and technical sales support worldwide
- Partnering with key customers
Other Polymer Markets
■ Proprietary ICOTEX™ and
   ICOFLO™  lines - for textiles
   and carrier powders for
   masterbatch customers
■ ECORENE™ - an environmentally
   friendly family of thermoplastics
   with a unique combination of
   properties well-suited for a
   variety of markets
■ Regional expertise in other areas
   such as the oilfield service and
   metal coating industries
■ Products primarily for the plastic film industry
■ Products produced include:
        - Masterbatches
        - Concentrates
        - Specialty compounds
■ Markets served
        - North America and selected export markets

■  Ambient Grinding - high-volume, low value-add service
■ Cryogenic Grinding - greater value-add and requiring
   more technical expertise to serve the market
■ Jet Milling - greater value-add and requiring more
   technical expertise
■ Other related services:
-   Compounding
-

Blending
-

Packaging
-

Warehousing

Products & Services
■ Wide range of tolling
   opportunities
   globally, including:
-   Rotomolding
-

Oilfield services
-

Textiles
-   Metal coatings
-

Agricultural
-

Paints
-   Wood composites
-   Soaps/cosmetics
Tolling Processing services

Historical Financial Performance

$ in millions, except per share data

	Q2 2007	Q2 2006	Q1 2007	FY 2006	FY 2005
Revenues	$94.7	$79.5	$86.3	$324.3	$296.6
Gross Profit	17.3	15.4	14.5	63.1	53.5
Gross Margin	18.3%	19.3%	16.8%	19.5%	18.0%
Operating Income	6.9	4.9	4.3	21.3	8.2
Income from Continuing Operations	5.5	3.0	2.6	13.5	5.0

EPS-Diluted from Continuing Operations	$0.20	$0.09	$0.09	$0.43	$0.11
Volumes (Metric Tons)	82,000	80,000	76,000	321,000	294,000

Cash Flow from Continuing Operating Activities	$6.6	$2.7	$5.5	$13.5	4.8
Cash Flow from Investing Activities	(1.5)	(2.7)	(1.7)	(8.1)	(4.1)
	$ 5.1	$ -	$ 3.8	$ 5.4	$ 0.7

Debt, Equity Position and Debt to Capitalization
Millions of US$
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Net Debt
Total Stockholder's Equity
Net Debt to Capitalization

Ending Liquidity
In Millions of US$
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
TOTAL
TOTAL
-5%
$41.1
$17.4
$53.8
$1.6
9/30/2006
3/31/2007

A world of polymers

Historical Financial Performance- Cont’d

 $ in millions

March 31, 2007
September 30, 2006
September 30, 2005

  Cash
$ 1.6
$ 17.4
$ 3.2

  Total Debt
51.2
43.5
33.6

  Working Capital, minus cash
43.8
40.1
38.1

  Equity
76.4
91.7
77.1

  Debt-to-capitalization
40.1%
32.2%
30.4%

22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
18%
10%
7%
17%
10%
5%
20%
11%
7%
18%
12%
3%
19%
13%
2%
Q2 2007
Q1 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

A world of polymers

Operating Margin Breakdown 2004-March 2007

ICO™

FY 2006
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
(10,000)
(20,000)
In 000's of US$
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
ROA%
7%
38%
8%
21%
-10%
ICO Europe
Bayshore Industrial
ICO Courtenay-Australasia
ICO Polymers North America
ICO Brazil
Operating Income
Assets
ROA%

A world of polymers

Operating Income, Assets, ROA% by Business Segment

Value Creation Opportunities - FY 2007 and Beyond

■ Cultivate global customer relationships
■ FY 2007 expansion into the Middle East (Dubai)
■ Capitalize on current market strength in Australia
■ FY 2007 expansion of compounding capacity in Malaysia
■ Aggressively grow oilfield service product sales
■ Further develop strategic raw material supply relationships
■ Profitably grow our business in Brazil
■ Continue overall growth and take advantage of operating leverage (i.e. cost control)